SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 15, 2004

                           PHSB Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          Pennsylvania                0-33419                25-1894708
  ----------------------------     --------------   ----------------------------
  (State or other jurisdiction     (SEC File No.)   (IRS Employer Identification
        of incorporation)                                     Number)


744 Shenango Road, Beaver Falls, Pennsylvania                  15010
---------------------------------------------                  -----
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:        (724) 846-7300
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act
   |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 2.02  Results of Operations and Financial Condition
---------  ---------------------------------------------

         On October 15, 2004, PHSB Financial Corporation issued a press release to report earnings for the quarter ended September 30, 2004.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
---------  ------------------------------------------------------------------

(c) Exhibits


     Exhibit
     Number           Description
     ------           -----------
       99       Press release, dated October 15, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          PHSB FINANCIAL CORPORATION




Date:    October 15, 2004                 By:      /s/Richard E. Canonge
                                                   -----------------------------
                                                   Richard E. Canonge
                                                   Chief Financial Officer